UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 30, 2015

GATX Corporation

(Exact name of registrant as specified in its charter)

New York	1-2328	36-1124040
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

222 West Adams Street
Chicago, Illinois 60606-5314
(Address of principal executive offices, including zip code)

(312) 621-6200
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:
[] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

Management of GATX Corporation (the “Company”) recently conducted a review of the functions of various officers of the Company. In connection with such review, on January 30, 2015, the Company designated Eric D. Harkness, Vice President, Treasurer and Chief Risk Officer, and Jeffery R. Young, Vice President, Tax and Assistant Secretary, as “officers” of the Company within the meaning of Rule 16a-1(f) under the Exchange Act of 1934 and “executive officers” of the Company within the meaning of Rule 3b-7 under the Exchange Act of 1934 and Rule 405 under the Securities Act of 1933.
The information contained in this Item 8.01 on Current Report on Form 8-K is being furnished and shall not be deemed to be “filed” for purposes of the Securities Exchange Act of 1934, as amended.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

GATX CORPORATION
(Registrant)

/S/ Robert C. Lyons
Robert C. Lyons
Executive Vice President and Chief Financial Officer
February 4, 2015